Execution Version STOCKHOLDERS’ AGREEMENT THIS STOCKHOLDERS’ AGREEMENT (this “Agreement”), dated as of November 13, 2022, is made by and among (i) TLG Acquisition One Corp. (“Parent”), (ii) TLG Acquisition Founder LLC, a Delaware limited liability company (“Sponsor”), (iii) GBIF Management Ltd. and Greensoil Building Innovation Fund Co- Investment I, L.P. (together, “Greensoil”), and (iv) the stockholders of Parent signatory hereto (collectively, the “Stockholders”). Parent, Sponsor, Greensoil and the Stockholders may be referred to herein each as a “Party” and together as the “Parties.” RECITALS WHEREAS, Parent, Eagle Merger Corp. and Electriq Power, Inc., a Delaware corporation (“Company”), have entered into that certain Merger Agreement, dated as of November 13, 2022 (the “Merger Agreement”), pursuant to which, among other things, Company became a wholly owned Subsidiary of Parent; and WHEREAS, pursuant to Section 1.10 of the Merger Agreement, each of the Parties is required to execute and deliver this Agreement at the Closing. NOW, THEREFORE, in consideration of the foregoing and the mutual promises, covenants and agreements of the Parties, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows: ARTICLE I DEFINITIONS Section 1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings: “Action” means any judicial or administrative action, suit, litigation, arbitration, or proceeding, or any inquiry, audit, demand, examination, hearing, claim, charge, complaint or investigation (in each case, whether civil, criminal or administrative and whether public or private), at law or in equity, pending or brought by or before any Governmental Authority or arbitrator. “Affiliate” means, with respect to any specified Person, any other Person directly or indirectly, controlling, controlled by, or under direct or indirect common control with such specified Person. The term “control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or other ownership interest, by contract or otherwise, and the terms “controlled” and “control” have meanings correlative thereto. “Agreement” has the meaning set forth in the preamble. “beneficial ownership,” including the correlative term “beneficially own,” has the meaning ascribed to such term in Section 13(d) of the Exchange Act. “Board” means the board of directors of Parent. “Charter Documents” means the certificate of incorporation and bylaws (or other comparable governing instruments with different names) of an entity, as in effect from time to time. “Closing” means the closing of the transactions contemplated by the Merger Agreement.

“Company” has the meaning set forth in the Recitals. “Delaware Courts” has the meaning set forth in Section 4.11. “Designated Directors” (each, a “Designated Director”) means the Greensoil Director and Sponsor Director. “Designated Observers” (each, a “Designated Observer”) means the Greensoil Observer and Sponsor Observer. “Exchange Act” means the Securities Exchange Act of 1934, and any rules and regulations promulgated thereunder. “Governmental Authority” means any (i) government of any nation, state, city, locality, municipality or other political subdivision thereof, (ii) governmental or quasi-governmental entity of any nature (including any governmental agency or entity and any court or other tribunal) or (iii) any entity exercising or entitled to exercise any executive, legislative, judicial, police, taxing, regulatory or administrative functions of or pertaining to government, including any arbitral tribunal (public or private) or commission. “Greensoil” has the meaning set forth in the Preamble. “Greensoil Director” means the individual designated by Greensoil subject to and in accordance with the terms of Section 3.1(b). “Greensoil Initial Ownership” means the number of shares of issued and outstanding Parent Common Stock (as adjusted for any stock split, stock dividend, recapitalization, reorganization or the like and, for the avoidance of doubt) beneficially owned by Greensoil and its Affiliates as of immediately following the Closing. “Greensoil Observer” has the meaning set forth in Section 3.4(b). “Greensoil Observer Termination Event” has the meaning set forth in Section 3.4(b). “Legal Requirement” or “Law” means any federal, state or local, foreign, national or supranational or other law, act, statute, treaty, constitution, principle of common law, resolution, standard, ordinance, decree, permit, authorization, code, rule or regulation or other binding directive or guidance issued, promulgated or enforced by a Governmental Authority having jurisdiction over a given matter, as well as any Order. “Merger Agreement” has the meaning set forth in the Recitals. “Necessary Action” means, with respect to any Party and a specified result, all actions (to the extent such actions are permitted by Law and within such Party’s control) necessary to cause such result, including (i) voting or providing a written consent or proxy with respect to all shares of Parent Common Stock beneficially owned by such Party (including any such shares acquired after the execution of this Agreement), (ii) causing the adoption of stockholders’ resolutions and amendments to the Charter Documents of Parent, (iii) executing agreements and instruments, and (iv) making, or causing to be made, with governmental, administrative or regulatory authorities, all filings, registrations or similar actions that are required to achieve such result. “NYSE” means the New York Stock Exchange or any stock exchange on which the Parent Common Stock is traded following the date of this Agreement. “NYSE Rules” means the rules and regulations of the NYSE. “Order” means any outstanding writ, order, judgment, injunction, settlement, decision, determination, award, ruling, subpoena, verdict or decree entered, issued, made, or rendered by any Governmental Authority. “Parent” has the meaning set forth in the Preamble.

“Parent Common Stock” means the Class A Common Stock of Parent, par value $0.0001 per share. “Party” and “Parties” has the meaning set forth in the preamble. “Person” means any individual or any corporation, association, partnership, limited liability company, joint venture, joint stock or other company, business trust, trust, organization, Governmental Authority or other entity of any kind. “SEC” means the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act. “Securities Act” means the Securities Act of 1933, and any rules and regulations promulgated thereunder. “Sponsor” has the meaning set forth in the Preamble. “Sponsor Director” means the individual designated by the Sponsor subject to and in accordance with the terms of Section 3.1(a). “Sponsor Initial Ownership” means the number of shares of issued and outstanding Parent Common Stock (as adjusted for any stock split, stock dividend, recapitalization, reorganization or the like and, for the avoidance of doubt) beneficially owned by Sponsor and its Affiliates as of immediately following the Closing. “Sponsor Observer” has the meaning set forth in Section 3.4(a). “Sponsor Observer Termination Event” has the meaning set forth in Section 3.4(a). “Stockholders” has the meaning set forth in the Preamble. “Subsidiary” means, with respect to any specified Person, any other Person of which such specified Person, directly or indirectly through one or more Subsidiaries, (i) owns at least 50% of the outstanding equity interests entitled to vote generally in the election of the board of directors or similar governing body of such other Person, or (ii) has the power to generally direct the business and policies of that other Person, whether by contract or as a general partner, managing member, manager, joint venturer, agent or otherwise. ARTICLE II REPRESENTATIONS AND WARRANTIES Each of the Parties hereby represents and warrants to each other Party to this Agreement that as of the date such Party executes this Agreement: Section 2.1 Existence; Authority; Enforceability. Such Party has the power and authority to enter into this Agreement and to carry out such Party’s obligations hereunder. If an entity, such Party is duly organized and validly existing under the Laws of its respective jurisdiction of organization, and the execution of this Agreement, and the consummation of the transactions contemplated herein, have been authorized by all necessary action, and no other act or proceeding on its part is necessary to authorize the execution of this Agreement or the consummation of any of the transactions contemplated hereby. This Agreement has been duly executed by such Party and constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms. Section 2.2 Absence of Conflicts. The execution and delivery by such Party of this Agreement and the performance of such Party’s obligations hereunder does not and will not (a) conflict with, or result in the breach of any provision of the Charter Documents of such Party; (b) result in any violation, breach, conflict, default or event of default (or an event which with notice, lapse of time, or both, would constitute a default or event of default), or give rise to any right of acceleration or termination or any additional payment obligation, under the terms of any material contract, agreement or permit to which such Party is a party or by which such Party’s assets or operations are bound or affected; or (c) violate any Law applicable to such Party. Section 2.3 Consents. Other than any consents which have already been obtained, no consent, waiver, approval, authorization, exemption, registration, license or declaration is required to be made or obtained by such Party in connection with (a) the execution, delivery or performance of this Agreement or (b) the consummation of any of the transactions contemplated herein. ARTICLE III BOARD OF DIRECTORS MATTERS Section 3.1 Director Representation. (a) Sponsor Director Nominee. For the period of time commencing at the Closing and terminating on the date upon which Sponsor and its Affiliates beneficially own one-half (1/2) or less of the Sponsor Initial Ownership, Parent (subject to the exercise of fiduciary duties by the members of the Board) and Stockholder shall take all Necessary Action to include in the slate of nominees recommended by the Board for election as directors at each applicable annual or special meeting of stockholders at which directors are to be elected one individual designated by Sponsor. A Sponsor Director may be, but shall not be required to be, an “independent director” under NYSE Rules. (b) Greensoil Director Nominee. For the period of time commencing at the Closing and terminating on the date upon which Greensoil and its Affiliates beneficially own one-half (1/2) or less of the Greensoil Initial Ownership, Parent (subject to the exercise of fiduciary duties by the members of the Board) and Stockholder shall take all Necessary Action to include in the slate of nominees recommended by the Board for election as directors at each applicable annual or special meeting of stockholders at which directors are to be elected one individual designated by Greensoil. A Greensoil Director may be, but shall not be required to be, an “independent director” under NYSE Rules. (c) Decrease in Designated Directors. Upon any decrease in the number of directors that Greensoil or Sponsor is entitled to designate for nomination to the Board pursuant to Sections 3.1(a) or (b), Greensoil or Sponsor, as applicable, shall take all Necessary Action to cause its Designated Director to offer to tender their resignation, effective as of the Parent’s next annual meeting. For avoidance of doubt, any Designated Director resigning pursuant to this Section 3.1(c) shall be permitted to continue serving as a Designated Director until Parent’s next annual meeting. (d) Removal; Vacancies. Except as provided in this Section 3.1(c), and subject to the Charter Documents of Parent, (i) each of Greensoil and Sponsor shall have the exclusive right to remove its Designated Director designee from the Board (including any committees thereof), and Parent and the Stockholders shall take all Necessary Action to cause the removal of any such designee at the request of Sponsor, and (ii) each of Greensoil and Sponsor shall have the exclusive right to designate a director for nomination to the Board to fill vacancies created by reason of the death, removal or resignation of its Designated Director designee to the Board (including any committees thereof upon which such Designated Director was serving at the time of his or her death, removal or resignation), and Parent and Stockholder shall take all Necessary Action to cause any such vacancies to be filled by a replacement director designated by Greensoil or Sponsor as promptly as reasonably practicable, provided that such replacement director is reasonably acceptable to the Board in the good faith exercise of its fiduciary duties. Each of Greensoil and Sponsor shall take all Necessary Action to cause its Designated Director to resign promptly from the Board if such Designated Director, as determined by the Board in good faith after consultation with outside legal counsel, (A) is prohibited or disqualified from serving as a director of Parent under any rule or regulation of the SEC, the NYSE, or by applicable Law, (B) has engaged in acts or omissions constituting a breach of such Designated Director’s fiduciary duties to Parent and its stockholders, (C) has engaged in acts or omissions that involve intentional misconduct or an intentional violation of Law or that, in the good faith judgment of the majority of the disinterested independent directors on the Board, would cause a significant adverse effect on the reputation of Parent, or (D) has engaged in any transaction involving Parent from which such Designated Director derived an improper personal benefit that was not disclosed to the Board prior to the authorization of such transaction; provided, however, that, subject to Sections 3.1(a) and 3.1(b) and the immediately preceding clauses (A)-(D) of this Section 3.1(d), Greensoil or Sponsor, as applicable, shall have the right to replace such resigning Designated Director with a new Designated Director reasonably acceptable to the Board in the exercise of its fiduciary duties, such newly named Designated Director to be appointed promptly to the Board in place of the resigning Designated Director in the manner set forth in the Charter Documents of Parent for filling vacancies on the Board. Greensoil and Sponsor shall provide Parent with such information as is reasonably requested by Parent regarding any person proposed to be nominated as a Designated Director pursuant to this Section 3.1(d). (e) Confidentiality. Notwithstanding anything to the contrary in the Charter Documents of Parent, any confidentiality policy adopted by the Board or otherwise, a Designated Director and/or a Designated Observer shall be permitted to share with Greensoil or Sponsor, as applicable, any non-public information learned by such Designated Director in his or her capacity as a director or Designated Observer in his or her capacity as a non- voting observer, including communications among Board members in their capacities as directors, for the purpose of Greensoil and Parent monitoring its investment in Parent. Section 3.2 Agreement to Vote. From the date hereof until the date on which Greensoil and Sponsor no longer have the right to designate a Designated Director under this Agreement (for avoidance of doubt, if only one Person loses the right to designate a Designated Director under this Agreement, this Section 3.2 shall remain in effect until both Greensoil and Sponsor no longer have such right), each Stockholder shall cause all shares of Parent Common Stock that such Stockholder has the right to vote as of the applicable record date to be present in person or by proxy for quorum purposes and to be voted at any meeting of stockholders or at any adjournments or postponements thereof, and to consent in connection with any action by written consent in lieu of a meeting, in favor of each director nominated in accordance with Section 3.1 for election at any such meeting or through any such written consent. Each Stockholder further agrees not to take, directly or indirectly, any action to remove any Designated Director from office unless such removal is for cause as described in Section 3.1(d) or if Greensoil or Sponsor, as applicable, is no longer entitled to nominate such director pursuant to Section 3.1(a) or (b), respectively. Each of Parent and each Stockholder agrees not to take any actions (including granting any proxy, consent, power of attorney or other authorization with respect to any of the shares of Parent Common Stock beneficially owned by such Party, or depositing any such shares or any interest therein in a voting trust or subjecting any such shares or any interest therein to a voting agreement or similar agreement) that would conflict or interfere with or otherwise adversely affect the implementation of this Agreement or the intention of the Parties with respect to the composition of the Board as herein stated. Section 3.3 Indemnification and Insurance; Compensation and Reimbursement. (a) Parent shall enter into customary indemnification agreements with each Designated Director at the Closing and from time to time thereafter. (b) Parent shall (i) purchase and maintain in effect at all times directors’ and officers’ liability insurance in an amount and pursuant to terms determined by the Board to be reasonable and customary, (ii) for so long as any Sponsor Director serves as a director on the Board, maintain such coverage with respect to such Sponsor Director, and (iii) cause the Charter Documents of Parent (each as may be further amended, modified and/or supplemented from time to time) to at all times provide for the indemnification, exculpation and advancement of expenses of all directors of Parent to the fullest extent permitted under applicable Law; provided, that upon removal or resignation of any Designated Director for any reason, Parent shall take actions reasonably necessary to extend such directors’ and officers’ liability insurance coverage for a period of at least six years from any such event in respect of any act or omission occurring at or prior to such event. (c) Each Designated Director shall be entitled to receive the same standard director compensation as is paid to any other non-employee director on the Board. Parent shall reimburse each Designated Director for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board and any committees thereof, including travel, lodging and meal expenses on the same basis as it reimburses each other non- employee director on the Board. Section 3.4 Observers.

(a) Sponsor Observer. Parent agrees that until such time as Sponsor and its Affiliates no longer beneficially own at least 1% of the outstanding shares of Parent Common Stock (“Sponsor Observer Termination Event”), Sponsor shall have the right, but not the obligation, to designate an individual (any such individual, the “Sponsor Observer”) to attend all meetings of the Board in a non-voting, observer capacity. (b) Greensoil Director Nominee. Parent agrees that until such time as Greensoil and its Affiliates no longer beneficially own at least 1% of the outstanding shares of Parent Common Stock (“Greensoil Observer Termination Event”), Greensoil shall have the right, but not the obligation, to designate an individual (any such individual, the “Greensoil Observer”) to attend all meetings of the Board in a non-voting, observer capacity. (c) Process. Parent shall provide to each Designated Observer notice of any meetings of the Board, a copy of the meeting materials at the same time as provided to the members of the Board in their capacity as such, and shall provide each Designated Observer with the same rights to expense reimbursement that it provides to the Designated Directors. Notwithstanding the above, each Designated Observer shall not be entitled to attend and otherwise participate in, and shall, to the extent applicable, waive notice of and recuse themselves from, such meetings or portions thereof and shall not be entitled to receive any information, in each case (i) if Parent believes based on the good faith written advice of outside counsel that providing such information would violate applicable Law (in which case Parent shall notify Greensoil and/or Sponsor of such belief and Parent, Greensoil and/or Sponsor shall consult and cooperate in good faith in determining whether Parent is legally prohibited from providing such information to such Designated Observer), or (ii) where Parent determines based upon good faith written advice from outside counsel that providing such information (A) would reasonably be expected to jeopardize an attorney- client privilege or cause a loss of attorney work product protection or (B) would violate a contractual confidentiality obligation to any third party; provided, that, Parent uses reasonable best efforts and cooperates in good faith with each Designated Observer to develop and implement reasonable alternative arrangements to provide each Designated Observer with the intended benefits of this Section 3.4. (d) No Fidiciary Duties. Parent acknowledges and agrees that each Designated Observer will not owe any fiduciary duties or any other similar obligations or duties, including in law or equity, to Parent, its subsidiaries, or its stockholders and may act at all times in the best interests of Greensoil or Sponsor, respectively. (e) Termination of Desiganted Observer. Promptly upon the occurrence of (i) a Sponsor Observer Termination Event or (ii) a Greensoil Observer Termination Event, all obligations of Parent with respect to, and all rights of, Sponsor and the Sponsor Observer or Greensoil and the Greensoil Observer, respectively pursuant to this Section 3.4 shall terminate and, unless otherwise consented to by a majority of the members of the Board, such Designated Observer shall cease attending meetings of the Board. ARTICLE IV GENERAL PROVISIONS Section 4.1 Successors and Assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other Parties. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. Section 4.2 Third Party Beneficiaries. Nothing in this Agreement shall be construed to confer upon, or give to, any Person other than the Parties hereto any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof. All covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of the parties hereto and their successors, heirs, personal representatives and permitted assigns. Notwithstanding the foregoing, each Designated Director shall be a third party beneficiary of the provisions of Section 3.3. Section 4.3 Freedom to Pursue Opportunities. Subject to any other agreement with Parent or any of its Subsidiaries to which Greensoil, Sponsor, any Designated Director or any Designated Observer may be bound, the Parties expressly acknowledge and agree that: (a) Greensoil, Sponsor, each Designated Director and each

Designated Observer (and each Affiliate thereof) has the right to, and shall have no duty (contractual or otherwise) not to, (i) directly or indirectly engage in the same or similar business activities or lines of business as Parent or any of its Subsidiaries, including those deemed to be competing with Parent or any of their Subsidiaries, or (ii) directly or indirectly do business with any client or customer of Parent or any of its Subsidiaries; and (b) in the event that Greensoil, Sponsor, a Designated Director or a Designated Observer (or any Affiliate thereof) acquires knowledge of a potential transaction or matter that may be a corporate opportunity for Parent or any of its Subsidiaries, none of Greensoil, Sponsor, any Designated Director or any Designated Observer (or any such Affiliate) shall have any duty (contractual or otherwise) to communicate or present such corporate opportunity to Parent or any of its Subsidiaries, as the case may be, and shall not be liable to Parent, its Subsidiaries or their respective Affiliates or stockholders for breach of any duty (contractual or otherwise) by reason of the fact that Greensoil, Sponsor, such Designated Director or such Designated Observer (or such Affiliate thereof), directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another Person, or does not present such opportunity to Parent or any of its Subsidiaries. Section 4.4 No Agreement as Director or Officer. Each Stockholder is signing this Agreement solely in his, her or its capacity as a stockholder of Parent. Nothing in this Agreement will be construed to prohibit, limit or restrict any Stockholder from exercising his fiduciary duties as an officer or director (if he or she holds such office) to Parent or its stockholders. Section 4.5 Termination. This Agreement shall terminate automatically (without any action by any Party) on the first date on which a Person no longer has the right to designate an individual for nomination to the Board under this Agreement or a Designated Observer; provided, that the provisions in Section 3.3 and this Article IV shall survive such termination. Section 4.6 Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any adverse manner to any Party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible. Section 4.7 Entire Agreement; Amendment; Waiver. (a) This Agreement constitutes the entire agreement and understanding of the Parties in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by all Parties. (b) No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is expressly made in writing and executed and delivered by the Party against whom such waiver is claimed. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. Except as otherwise expressly provided herein, no failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Section 4.8 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by facsimile or other electronic transmission shall be deemed an original signature hereto. No Party shall be bound until such time as all of the Parties have executed counterparts of this Agreement.

Section 4.9 Notices. All notices and communications required or permitted to be given hereunder shall be in writing and shall be delivered personally, or sent by overnight courier or mailed by certified or registered United States Mail with all postage fully prepaid, or sent by electronic mail transmission (provided that a receipt of such email is requested by the notifying Party and affirmatively acknowledged by the receiving Party), addressed to the appropriate Party at the address for such Party shown below or at such other address as such Party shall have theretofore designated by written notice delivered to the Party giving such notice: if to Sponsor, to: TLG Acquisition Founder LLC TLG Acquisition One Corp. 515 Flagler Drive, Suite 520 West Palm Beach, FL 33401 Attention: Michael Lawrie Email: Mikelawrie@tlgholding.com with a copy (which will not constitute notice) to: Gibson, Dunn & Crutcher LLP 811 Main Street, Suite 3000 Houston, TX 77002-6117 Attention: Gerald M. Spedale Chris Trester Email: gspedale@gibsondunn.com ctrester@gibsondunn.com if to Parent, to: 625 N. Flagler Drive West Palm Beach, Florida 33401 Attention: Legal Department Email: Jim.vanhoof@electriqpower.com Phone Number: 860-996-2411 with a copy (which will not constitute notice) to: Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas, 11th Floor New York, New York 10105 Attention: David Landau Anthony Ain Email: dlandau@egsllp.com aain@egsllp.com if to Greensoil, to: GBIF Management Ltd. 804-2345 Yonge Street Toronto, ON M4P 2E5 Attention: Gideon Soesman Email: gideon@greensoil-investments.com if to a Stockholder, to the address for such Stockholder set forth on Annex A. Section 4.10 Governing Law. This Agreement, the rights of the Parties hereunder and all Actions arising in whole or in part under or in connection herewith, will be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

Section 4.11 Jurisdiction; Venue; Service of Process. (a) Each of the Parties to this Agreement, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware (the “Delaware Courts”), for the purpose of any Action relating to or arising in whole or in part under or in connection with this Agreement (in each case, whether in law or in equity, whether in contract or in tort, by statute or otherwise), (ii) hereby waives to the extent not prohibited by applicable Legal Requirements, and agrees not to assert, by way of motion, as a defense or otherwise, in any such Action, any claim or objection that it is not subject personally to the jurisdiction of the Delaware Courts, that its property is exempt or immune from attachment or execution, that any such Action brought in one of the Delaware Courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the Delaware Courts, or should be stayed by reason of the pendency of some other Action in any other court other than one of the Delaware Courts or that this Agreement or the subject matter hereof may not be enforced in or by such court and (iii) hereby agrees not to commence any such Action other than before one of the Delaware Courts. Notwithstanding the previous sentence a Party may commence any Action in a court other than the Delaware Courts solely for the purpose of enforcing an order or judgment issued by one of the Delaware Courts. (b) Each of the Parties to this Agreement agrees that for any Action among any of the Parties relating to or arising in whole or in part under or in connection with this Agreement (in each case, whether in law or in equity, whether in contract or in tort, by statute or otherwise), such Party will bring such Action only in the Delaware Courts. Notwithstanding the previous sentence a Party may commence any Action in a court other than the Delaware Courts solely for the purpose of enforcing an order or judgment issued by one of the Delaware Courts. Each Party hereto further waives any claim and will not assert that venue should properly lie in any other location within the selected jurisdiction. (c) Each of the Parties to this Agreement hereby (i) consents to service of process in any Action among any of the Parties hereto relating to or arising in whole or in part under or in connection with this Agreement (in each case, whether in law or in equity, whether in contract or in tort, by statute or otherwise) in any manner permitted by applicable Law, (ii) agrees that service of process made in accordance with clause (i) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 4.8, will constitute good and valid service of process in any such Action and (iii) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such Action any claim that service of process made in accordance with clause (i) or (ii) does not constitute good and valid service of process. Section 4.12 Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LEGAL REQUIREMENT THAT CANNOT BE WAIVED, THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE THEIR RESPECTIVE RIGHTS TO TRIAL BY JURY IN ANY ACTION WHATSOEVER BETWEEN OR AMONG THEM RELATING TO THIS AGREEMENT AND THAT SUCH ACTIONS, CLAIMS, DEMAND OR CAUSES OF ACTIONS WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. Section 4.13 Specific Performance. Each of the Parties hereto agrees that irreparable harm for which monetary damages, even if available, would not be an adequate remedy, would occur in the event that it does not fully and timely perform its obligations under or in connection with this Agreement in accordance with its terms or otherwise breach such provisions. Each of the Parties hereto acknowledges and agrees that (a) the other Parties will be entitled to an injunction, specific performance or other equitable relief, to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, without proof of damages and without posting a bond or undertaking and without proof of damages, this being in addition to any other remedy to which such other Parties are entitled under the Law or in equity and (b) the right to obtain an injunction, specific performance, or other equitable relief is an integral part of this Agreement and, without that right, none of the Parties would have entered into this Agreement. Each Party agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 4.13 shall not be required to provide any bond or other security or undertaking and without proof of damages in connection with any such injunction. Signature pages follow.

[Signature Page to Stockholders’ Agreement] IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written. PARENT: TLG ACQUISITION ONE CORP. By:_______________________________ Name: John Michael Lawrie Title: Chief Executive Officer DocuSign Envelope ID: 6E03B4BA-1166-42E4-8DB4-5B272FB8D7C2

[Signature Page to Stockholders’ Agreement] IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written. SPONSOR: TLG ACQUISITION FOUNDER LLC By:_______________________________ Name: John Michael Lawrie Title: Manager DocuSign Envelope ID: 6E03B4BA-1166-42E4-8DB4-5B272FB8D7C2

[Signature Page to Stockholders’ Agreement] IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written. GREENSOIL: GBIF Management Ltd. on behalf of Greensoil Building Innovation Fund (Canadian), LP and Greensoil Building Innovation Fund (International), LP By:_______________________________ Name: Title: Gideon Soesman Managing Partner DocuSign Envelope ID: 26EF849E-DF76-4CBE-8EFD-047FC16F959D

[Signature Page to Stockholders’ Agreement] IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written. GREENSOIL: GREENSOIL BUILDING INNOVATION FUND CO- INVESTMENT I, L.P., by its general partner, GBIF Management, Ltd. By:_______________________________ Name: Title: Gideon Soesman Managing Partner DocuSign Envelope ID: 26EF849E-DF76-4CBE-8EFD-047FC16F959D

[Signature Page to Stockholders’ Agreement] STOCKHOLDER: _______________________________ Annex A Stockholder Address for Notices ______________________ ______________________ _____________________ DocuSign Envelope ID: 2A9D9D6D-68B9-4C09-802B-B0FE86B0EBDE 89 Mountain Ave. Millburn NJ 07041 Frank Magnotti

[Signature Page to Stockholders’ Agreement] STOCKHOLDER: _______________________________ Annex A Stockholder Address for Notices ______________________ ______________________ _____________________ DocuSign Envelope ID: 2B114DBE-F5DA-4DE1-BBBF-A5982E19B4AC Bayville, NJ 08721 50 Bowsprit Drive Frances Turbiak-Magnotti

[Signature Page to Stockholders’ Agreement] STOCKHOLDER: _______________________________ Annex A Stockholder Address for Notices ______________________ ______________________ _____________________ DocuSign Envelope ID: 584845EE-169D-4E0D-8A2D-C52F77CC3992 Jupiter, FL 33458 James Van Hoof 128 Porgee Rock Place

[Signature Page to Stockholders’ Agreement] STOCKHOLDER: _______________________________ Annex A Stockholder Address for Notices ______________________ ______________________ _____________________ DocuSign Envelope ID: C8B2492A-B87D-4603-AA1C-CDC6FF2CC26C PO Box 338 Indiantown FL 34956 Petrina Thomson

[Signature Page to Stockholders’ Agreement] STOCKHOLDER: _______________________________ Annex A Stockholder Address for Notices ______________________ ______________________ _____________________ DocuSign Envelope ID: 2AF79827-75B6-4FEF-8ADA-1005E96C3009 185 Capetown Dr, Alameda, CA 94502 Jan Klube

[Signature Page to Stockholders’ Agreement] STOCKHOLDER: _______________________________ Annex A Stockholder Address for Notices ______________________ ______________________ _____________________ DocuSign Envelope ID: BCA08EFF-1EF4-4C04-820D-0B49745B85D4 Francis Evans 53 Fairview Ave South Orange, NJ 07079

[Signature Page to Stockholders’ Agreement] STOCKHOLDER: _______________________________ Annex A Stockholder Address for Notices ______________________ ______________________ _____________________ DocuSign Envelope ID: 0438A21D-0C1C-4437-9A69-A4A5A4FA54F0 Scotch Plains, NJ 07076 34 Jacobs Lane Pravin Bhagat

[Signature Page to Stockholders’ Agreement] STOCKHOLDER: _______________________________ Annex A Stockholder Address for Notices ______________________ ______________________ _____________________ DocuSign Envelope ID: 269539B2-E99C-4CD6-AA1D-9A48BC102C67 Troy Anatra 3 Quimby Lane Flemington, NJ 08822

[Signature Page to Stockholders’ Agreement] STOCKHOLDER: _______________________________ Annex A Stockholder Address for Notices ______________________ ______________________ _____________________ DocuSign Envelope ID: BFA11C85-CBC8-4667-8B6B-961F9BD18718 4681 Island Reef Drive Wellington FL 33449 Ozlem Fonda